UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _______)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PACIFIC COAST NATIONAL BANCORP
(Name of Registrant as Specified in Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC COAST NATIONAL BANCORP
905 Calle Amanecer, Suite 100
San Clemente, California 92673
(949) 361-4300

August 8, 2008
Dear Shareholder:

You are cordially invited to attend the 2008 annual meeting of shareholders of Pacific Coast National Bancorp. The meeting will be held on September 9, 2008 at 5:30 p.m., local time, at Irons in the Fire, 150 E. Avenida Magdalena, San Clemente, CA 92672.

We are pleased to enclose the proxy statement for the 2008 annual meeting. At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.           The election of eleven directors to our board of directors for terms expiring at the 2009 annual meeting of shareholders or until their successors are duly elected and qualified;

2.            The ratification of the appointment of McGladrey & Pullen, LLP as our independent accountants for the year ending December 31, 2008; and

3.            The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Our board of directors believes that an affirmative vote for all nominees named in the proxy statement to serve as the directors of Pacific Coast National Bancorp and for the ratification of the appointment of our independent accountants is in the best interests of our company and shareholders and has unanimously recommended that our shareholders vote in favor of the proposals.

We hope that you will be able to attend the annual meeting. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the Internet or by telephone. For further details, see “About the Annual Meeting - How do I vote?”

In addition to the proxy statement, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2007, which is not part of the proxy soliciting material, is enclosed.

We encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up for electronic delivery of our shareholder communications. For more information, see “About the Annual Meeting - How can I receive future shareholder communications electronically?”

We appreciate your interest and investment in Pacific Coast National Bancorp and look forward to seeing you at the annual meeting.

Sincerely,

Michael S. Hahn
President and Chief Executive Officer

PACIFIC COAST NATIONAL BANCORP
905 Calle Amanecer, Suite 100
San Clemente, California 92673
(949) 361-4300

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on September 9, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders of Pacific Coast National Bancorp will be held at 5:30 p.m., local time, on September 9, 2008, at Irons in the Fire, 150 E. Avenida Magdalena, San Clemente, CA, 92672, to consider and act upon the following matters:

1.
The election of eleven directors to the board of directors of Pacific Coast National Bancorp for terms expiring at the 2009 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	The ratification of the appointment of McGladrey & Pullen, LLP as the independent accountants for Pacific Coast National Bancorp for the year ending December 31, 2008; and

3.
The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Only shareholders of record as of the close of business on August 1, 2008 are entitled to notice of, and to vote at, the annual meeting or any adjournments thereof. A list of shareholders will be available for inspection for a period of 10 days prior to the annual meeting at the main office of Pacific Coast National Bancorp at 905 Calle Amanecer, Suite 100, San Clemente, California 92673 and will also be available for inspection at the meeting itself.

You are cordially invited to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the internet or by telephone. This will ensure the presence of a quorum at the annual meeting and that your shares are voted in accordance with your wishes. For further details, see “About the Annual Meeting - How do I vote?”

By Order of the Board of Directors

Michael S. Hahn President and Chief Executive Officer

San Clemente, California
August 8, 2008

This notice of annual meeting and proxy statement and form of proxy are first being distributed to shareholders on or about August 8, 2008.

PACIFIC COAST NATIONAL BANCORP
905 Calle Amanecer, Suite 100
San Clemente, California 92673
___________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 9, 2008
_______________________________

This proxy statement contains information related to the annual meeting of shareholders of Pacific Coast National Bancorp (sometimes referred to as the “Company,” “we,” “us,” or “our”) to be held on September 9, 2008 beginning at 5:30 p.m., local time, at Irons in the Fire, 150 E. Avenida Magdalena, San Clemente, CA, 92672, and at any postponements or adjournments thereof.  Certain of the information in this proxy statement relates to our subsidiary, Pacific Coast National Bank (sometime referred to as the “Bank”).

ABOUT THE ANNUAL MEETING

Who is soliciting my proxy?

Our board of directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2008 annual meeting. Certain of our directors, officers, and employees may also solicit proxies on our behalf by mail, telephone, facsimile or in person.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting. We have retained Continental Stock Transfer and Trust Company, who acts as our transfer agent and registrar, to assist us in the solicitation of proxies for the annual meeting. A fee will be paid to this firm for these services in addition to the reimbursement of all reasonable out-of-pocket expenses. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock. In addition to solicitations by mail, our directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting, including:

•	Proposal One: The election of eleven directors to the board of directors for terms expiring at the 2009 annual meeting of shareholders or until their successors are duly elected and qualified;

•	Proposal Two: The ratification of the appointment of McGladrey & Pullen, LLP as our independent accountants for the fiscal year ending December 31, 2008.

In addition, our management will report on our performance during 2007 and respond to appropriate questions from shareholders. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only shareholders of record as of the close of business on the record date, August 1, 2008, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of our common stock outstanding on the record date and eligible to cast votes at the annual meeting is 2,281,700.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the annual meeting.

How many votes must be present to hold the annual meeting?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, or 1,140,851 shares, will constitute a quorum at the annual meeting. For purposes of determining a quorum, proxies received but marked as abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting. Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Shareholders whose shares are registered in their own names may vote by submitting a proxy via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. Granting a proxy will not affect your right to vote your shares if you attend the annual meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing our Corporate Secretary written notice of your revocation or by submitting a proxy bearing a later date via Internet, telephone or mail. If you submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR  the election of each of the nominees for director and FOR the ratification of the appointment of McGladrey & Pullen, LLP as our independent accountants for 2008.

If your shares are registered in the name of a broker, trustee or nominee, you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the telephone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the shareholder of record, you may change your vote by granting via Internet, telephone or mail a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

How are votes counted?

In the election of directors, unless cumulative voting is triggered, you may vote “FOR” all of the nominees or your vote may be withheld with respect to one or more of the nominees. If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

Under California law, no shareholder will be permitted to cumulate votes unless, prior to the voting at the annual meeting, a shareholder has given notice of his or her intention to cumulate votes at the meeting and the nominee for which he or she intends to cumulate votes has properly been nominated.  If any shareholder gives notice of his or her intent to cumulate votes at the meeting, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting enables a shareholder to multiply the number of votes that he or she would be entitled to cast by the number of directors to be elected, which is eleven, and cast the product for a single candidate or distribute the product among two or more candidates. Our board of directors does not, at this time, intend to give such notice or to cumulate the votes it may hold by authority of the proxies solicited by the board unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendation of the board of directors. Therefore, discretionary authority to cumulate votes in such event is solicited by this proxy statement. The eleven candidates for election of directors receiving the highest number of votes will be elected, whether or not votes are cumulated.

With respect to the proposal to ratify the appointment of McGladrey & Pullen, LLP as our independent public accountants for 2008, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you submit your proxy or voting instructions without giving specific instructions, your shares will be voted in accordance with the recommendations of our board of directors (“FOR” all of the nominees to the board of directors, “FOR” the ratification of our independent public accountants and in the discretion of the proxy holders on any other matters that properly come before the annual meeting).

What vote is required to approve each proposal?

Proposal One: The affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more nominees will not be voted with respect to the nominee or nominees indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors.

Proposal Two: The affirmative vote of a majority of the shares of our common stock present in person or by proxy and voting at the annual meeting is required to ratify the appointment of McGladrey & Pullen, LLP as our independent public accountants for 2008. Abstentions and broker non-votes will not be counted as a vote “FOR” or “AGAINST” the proposal.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the board of directors and those properly presented by shareholders. We have not received notice from any shareholder as to any matter to come before the annual meeting. If any other matter is presented at the annual meeting, your signed proxy gives Terry A. Stalk and David L. Adams, the proxy holders, authority to vote your shares.

How does the board of directors recommend I vote on the proposals?

Unless you give other instructions on your proxy card, Terry A. Stalk and David L. Adams, the proxy holders, will vote in accordance with the recommendations of our board of directors. Our board of directors recommends a vote FOR the election of the director nominees named in this proxy statement and FOR the ratification of the appointment of McGladrey & Pullen, LLP as our independent public accountants for 2008.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our board of directors, or if no recommendation is given, in their own discretion.

How can I receive future shareholder communications electronically?

If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your shareholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your shareholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, follow the instructions on your proxy card.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Terry A. Stalk
Executive Vice President and Chief Financial Officer
Pacific Coast National Bancorp
905 Calle Amanecer, Suite 100
San Clemente, California 92673
(949) 361-4300

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock of Pacific Coast National Bancorp as of August 1, 2008, for:

•	each person known by us to own beneficially more than 5% of our common stock;

•	each officer named in the summary compensation table;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options and warrants beneficially owned that are exercisable within sixty days of August 1, 2008, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address* of Beneficial Owners Greater Than 5% Shareholders:	Number of Shares Beneficially Owned	Percent of Class(14)

None

Directors and Named Executive Officers:
Thomas J. Applegate	24,612(1)	*
Michael V. Cummings	8,221(2)	*
David E. Davies	6,471(3)	*
Fred A. deBoom	12,651(4)	*
Colin M. Forkner	109,542(5)	4.60%
Michael S. Hahn	119,312(6)	4.99%
David Johnson	17,721(7)	*
Dennis C. Lindeman	52,806(8)	2.30%
Denis H. Morgan	61,721(9)	2.70%
James M. Morrison	3,750	*
Charles T. Owen	0	*
John Vuona	7,851(10)	*
David L. Adams	5,167(11)	*
Stanley M. Cruse	5,367(12)	*
Terry A. Stalk	69,919(13)	2.98%

All directors and executive officers as a group (15 persons)	505,111(14)	19.26%
_______________________
*	The address of each of our directors and named executives is c/o Pacific Coast National Bancorp, 905 Calle Amanecer, Suite 100, San Clemente, California 92673.

Notes to beneficial ownership table:

(1)	Includes options to acquire 2,777 shares of common stock.
(2)	Includes options to acquire 2,221 shares of common stock and warrants to acquire 4,000 shares of common stock.
(3)	Includes options to acquire 2,221 shares of common stock and warrants to acquire 4,000 shares of common stock.
(4)	Includes options to acquire 1,851 shares of common stock and warrants to acquire 4,000 shares of common stock.
(5)	Includes options to acquire 100,542 shares of common stock.
(6)	Includes options to acquire 98,900 shares of common stock and warrants to acquire 10,000 shares of common stock.
(7)	Includes options to acquire 2,221 shares of common stock and warrants to acquire 4,000 shares of common stock.
(8)	Includes options to acquire 2,406 shares of common stock and warrants to acquire 14,000 shares of common stock.
(9)	Includes options to acquire 2,221 shares of common stock and warrants to acquire 10,000 shares of common stock.
(10)	Includes options to acquire 1,851 shares of common stock and warrants to acquire 4,000 shares of common stock.
(11)	Includes options to acquire 167 shares of common stock.
(12)	Includes options to acquire 4,167 shares of common stock.
(13)	Includes options to acquire 64,919 shares of common stock.
(14)	Includes options to acquire 286,464 shares of common stock and warrants to acquire 54,000 shares of common stock.
(15)
Calculated based on 2,281,700 shares of common stock outstanding as of August 1, 2008 plus options and warrants exercisable within sixty days of August 1, 2008 for the individual or the group, as applicable.

PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees

Our bylaws authorize our board of directors to fix the number of directors at any number not less than five. Our board of directors presently consists of twelve members but will be reduced to eleven members at the time of the annual meeting as a result of the retirement of Director David E. Davies.  We appreciate the dedication and guidance Director Davies has provided to us. The board of directors has proposed the nominees listed below for election as directors to serve until the 2009 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve on our board of directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve. If any of them should become unable to serve as a director, the board of directors may designate a substitute nominee. In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the board of directors. If no substitute nominees are available, the size of the board of directors will be reduced.

There are no arrangements or understandings between Pacific Coast National Bancorp and any person pursuant to which such person has been elected or nominated as a director.

Set forth below is certain information with respect to each nominee for election as a director:

Name	Age	Position(s) Held with Pacific Coast National Bancorp	Position(s) Held with Pacific Coast National Bank	Director Since

Thomas J. Applegate	55	Director	Director	2006
Michael Cummings	66	Director	Director	2005
Fred A. deBoom	72	Director	Director	2005
Colin Forkner	64	Vice Chairman & Former Chief Executive Officer	Vice Chairman & Former Chief Executive Officer	2005
Michael Hahn	49	Director, President and Chief Executive Officer	Director, President and Chief Executive Officer	2005
David Johnson	61	Director	Director	2005
Dennis C. Lindeman	60	Chairman & Director	Chairman & Director	2005
James M. Morrison	38	Director	Director	2008
Denis Hugh Morgan	55	Director	Director	2005
Charles T. Owen	67	Director	Director	2008
John Vuona	49	Director	Director	2005

Thomas J. Applegate, is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He is a partner with the public accounting firm of CEA, LLP, and has been actively engaged in the public accounting industry for the past 29 years. He has been licensed as a certified public accountant by the State of California since May 1981. A California native, Mr. Applegate is a graduate of San Diego State University. He has served on the faculty of Palomar College and National University and currently serves as an advisory director of the boards of two large private companies. Mr. Applegate is active member of the Chamber of Commerce, Rotary International, California Society of Certified Public Accountants, the American Institute of Certified Public Accountants, North County Estate Planning Group of San Diego and a founding member of ENDOW CARLSBAD, a community foundation.

Michael V. Cummings, is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. After serving over 35 years in the banking arena he retired in 2000. He has been engaged in providing bank consulting services since that time. Prior to that, he served in various executive management positions with Manufacturers Bank, Southern California Bank, Bank of California and Security Pacific National Bank. Mr. Cummings earned his Associates of Arts degree from El Camino College in 1963 and furthered his studies at California State University at Fullerton, majoring in Business Administration. Mr. Cummings has lived or worked in our primary service area for more than twenty years.

Fred A. deBoom, is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He has been a director of Acacia Research (NASDAQ) and Combimatrix (NASDAQ) for 10 years and has served as a managing partner in Sonfad Associates, a merger and acquisition consulting firm for the past eight years. Before joining Sonfad Associates, he served for five years as the vice president and manager of Tokei Bank’s Pasadena office and in a similar capacity for Union Bank during the nine-year period preceding his time with Tokei Bank. For the seventeen years prior to that, he was a vice president and manager for First Interstate Bank. Mr. deBoom received a Bachelor of Arts degree from Michigan State University and a Master of Business Administration degree in finance from the University of Southern California. Mr. deBoom has been a San Clemente resident since 1995.

Colin M. Forkner, is a Director and retired as Chief Executive Officer of Pacific Coast National Bancorp and Pacific Coast National Bank in May 2008.  Before joining us, Mr. Forkner had retired as President and Chief Executive Officer of California First National Bank, an Irvine, California-based bank that he founded in 1999. Before his retirement from California First National Bank, Mr. Forkner had been actively engaged in banking for over forty years, during which time he held numerous senior executive management positions with Security Pacific Corporation, The Bank of California, Mitsubishi Bank of California, Northern Trust Bank of California and California First National Bank.  He began his banking career in 1965 with Security Pacific Corporation where he served in numerous management capacities, including Executive Vice President.  He left Security Pacific Corporation in 1986 to become Executive Vice President and Director of Strategic Planning, Marketing & Acquisitions for the Bank of California. Next he was appointed Chief Executive Officer of the affiliated institution, Mitsubishi Bank of California where he remained until heading its merger in 1989 with The Bank of California. Mr. Forkner then remained with The Bank of California in several executive officer capacities, including Executive Vice President and Chief Credit Officer, and Chairman and Chief Executive Officer of the non-traditional investments affiliate.  Mr. Forkner left The Bank of California in 1991 to join Community Bank, where he served as Executive Vice President and Chief Administrative Officer, before joining Northern Trust Bank of California as Managing Director, where he served for four years.  He left Northern Trust Bank in 1997 to found California First National Bank and serve as its President and Chief Executive Officer.  Mr. Forkner is a director and active alumnus of The Peter F. Drucker Graduate School of Management, Claremont Graduate University.  He also completed the Graduate School of Financial Management, Stanford University Graduate School after earning a degree in Economic Theory from Claremont Men’s College.

Michael S. Hahn, is a Director and the President and Chief Executive Officer of Pacific Coast National Bancorp and Pacific Coast National Bank. He served as Chief Operating Officer of the Bank prior to his becoming Chief Executive Officer upon Mr. Forkner’s retirement in May 2008. Mr. Hahn is a San Diego County native and has more than twenty-five years of community banking experience in the Bank’s service areas. Mr. Hahn began his banking career with California First Bank which became Union Bank of California, where he served for nineteen years in various management and officer capacities, including Coastal Business Banking Center Manager, where he managed the bank’s business banking in South Orange County and North San Diego County which supported the commercial lending for twenty-one branch offices. While at Union Bank of California, Mr. Hahn also served for eighteen months as the Chairman of Vice Chairman, Richard Hartnack’s advisory board. Mr. Hahn’s banking career with Union Bank of California was briefly interrupted from 1998 to 2000 when he left to join Temecula Valley Bank, N.A. as Senior Vice President and Manager to open their second de novo office in Fallbrook, California. Following his time with Temecula Valley Bank, N.A., he rejoined Union Bank of California to re-open and expand their business banking office in Oceanside, California where he served until October 31, 2003 when he left the bank to organize Pacific Coast National Bank. Mr. Hahn holds a Bachelor of Science degree in Business and Management from the University of Redlands and Associates in Arts degree in Real Estate from Palomar Community College. Mr. Hahn is also a graduate of the prestigious leadership program, LEAD San Diego. He has also been actively involved in numerous leadership positions with local non-profit organizations, including the San Clemente Sunrise Rotary, the San Clemente Chamber of Commerce, Fallbrook Village, Encinitas/La Costa and Shadowridge/Vista Rotary Clubs, the Downtown Encinitas Mainstreet Association, the Vista Economic Development Association and

various local chapters of the Boys and Girls Club. Mr. Hahn was honored to be named Rotarian Businessman of the year for 2007 for Rotary District 5320.

David Johnson, is a Director of Pacific Coast National Bank and a Director and Chairman of the Audit Committee of Pacific Coast National Bancorp. He currently serves as Vice President-Finance and a major stockholder of Affinity Medical Technologies, LLC, an Irvine-based manufacturer of medical supplies.   Prior to being a founder of Affinity Medical Technologies, he served for six years as a senior executive officer of First Plus Bank in Tustin, California, first as a Director and thereafter as Chief Financial Officer and President.  Mr. Johnson is a former certified public accountant and partner with the accounting firm of McGladrey & Pullen, LLP.   During his eighteen years with the firm, he had extensive experience auditing banks and financial institutions. Mr. Johnson is a graduate of the University of Minnesota, where he earned a Bachelor of Arts in Accounting and currently is a resident of Irvine, California.

Dennis C. Lindeman, is Chairman of the Board of Pacific Coast National Bancorp and Pacific Coast National Bank.  He is a Certified Financial Planner and has spent the last twenty years providing comprehensive business and financial planning services to closely-held business owners, executives and their families throughout Southern California.  Mr. Lindeman is a veteran of the United States Marine Corps, where he served for twenty years, primarily in operational planning and command capacities, before retiring as a Lieutenant Colonel.  Mr. Lindeman has been actively involved in leadership capacities with numerous community organizations. Mr. Lindeman received a Bachelor of Arts degree in Economics from Luther College.  He is also a graduate of the United States International University, where he received a Master of Business Administration degree in Finance.  He has lived in Fallbrook for the past twenty-five years.

James M. Morrison, is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank.  He is the President of James M. Morrison Insurance Services, Inc., a position he has held since founding that company in 2002.  Mr. Morrison has been in the insurance brokerage business since 1989.  Mr. Morrison has been actively involved in leadership positions with a number of professional and community organizations.  Mr. Morrison is a graduate of the University of San Diego, where he earned a Bachelor of Business Administration degree.

Denis H. Morgan, is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He is a registered civil engineer and a licensed general contractor in the states of California, Florida and Nevada. He served as the President and Chief Executive Officer of Pacific 17 until the business was acquired by Alcoa in November 2001. He has been active in investing in real estate opportunities since 1989 and is currently investing in and developing multi-family units in California, Arizona and New York. Mr. Morgan has also been actively involved in numerous community organizations. His volunteer activities include service as Finance Chairperson for the United Negro College Fund (San Diego), as corporate sponsor to the Urban League, Neighborhood House, National Association for the Advancement of Colored People (NAACP) and several other organizations that provide educational, housing, and financial support to the community. Mr. Morgan is a graduate of the University of Guyana, where he earned an HTD in Civil Engineering and a Bachelor of Engineering degree in Highway Engineering. He also earned a Master of Science degree in Structural Engineering from the City University of London.

Charles T. Owen, is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank.  He is the President and Chief Executive Officer of the Carlsbad (California) Chamber of Commerce, a position he has held since 2004. From 1987 to 1990 and from 1992 to 2004, he served as President and Publisher of The San Diego Business Journal, and from 1990 to 1992 he served as President of TCS Publishing, a subsidiary of TCS Enterprises. After retiring from the U.S. Marine Corps as a Captain in 1981, Mr. Owen served as Division Director and Vice President of the Greater San Diego Chamber of Commerce. Mr. Owen has extensive experience as a bank director and has served on numerous civic boards and committees. Mr. Owen is a graduate of Vincennes University, Vincennes, Indiana, where he earned an Associate of Science degree, Chapman University, Orange California, where he earned a Bachelor of Arts degree, and National University, San Diego, California, where he earned a Master of Business Administration degree.

John Vuona, is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He is a partner in the accounting firm of Bentson & Vuona, LLP, which he founded in 1995. Prior to forming the firm, he served as a senior manager with McGladrey & Pullen, LLP and as a partner in the firm of Gillespie, Lefevie, Lokietz & Vuona. Over his career, Mr. Vuona has worked extensively with closely-held companies in the areas of financial, manufacturing, distribution, service and construction industries. He is a certified public accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. Vuona is a graduate of Babson College, where he earned a Bachelor of Science degree in Accounting. He also completed a Master of Science degree in Taxation at the University of Southern California. Mr. Vuona currently resides in Rancho Santa Margarita, California.

Other Executive Officers

Terry A. Stalk, age 53, serves as Executive Vice President and Chief Financial Officer of Pacific Coast National Bancorp and Pacific Coast National Bank. Ms. Stalk is a California native and has been actively involved in banking for over thirty years. Before joining the organizing team, Ms. Stalk was Senior Vice President and Director of Strategic Planning for Hawthorne Savings, FSB, a $2.4 billion federal savings bank where she served from 1999 to 2004. Prior to joining Hawthorne Savings, Ms. Stalk served as Chief Financial Officer for American International Bank, Pacific Western National Bank and El Segundo First National Bank. Ms. Stalk attended the University of California, San Diego.

Stanley M. Cruse, age 58, serves as the Bank’s Executive Vice President and Chief Credit Officer. Mr. Cruse joined the Bank on June 1, 2007. Mr. Cruse has over 35 years of commercial banking experience. Prior to joining the Bank, he served as Executive Vice President and Chief Credit Officer for Discovery Bank/Discovery Bancorp in San Marcos, CA. Prior to joining Discovery Bank, he was with Business Bank of California as well as several other financial institutions. In addition to his banking activities, Mr. Cruse is actively involved in various community and banking organizations. Mr. Cruse graduated on September 1, 2006 from the Graduate School of Bank at Pacific Coast Banking School on the campus of the University of Washington in Seattle, WA.

David L. Adams, age 54, serves as the Bank's Executive Vice President and manager of the Real Estate Industries Group.  Mr. Adams joined the Bank in April 2008.  Mr. Adams has over 37 years of experience with financial institutions.  Prior to joining the Bank, he served as Executive Vice President at Vineyard Bank in Irvine, California.  Prior to that, his career included positions with Hawthorne Savings Bank, Downey Savings & Loan and California First Bank.  Throughout his career his emphasis has been in real estate lending and development.  Mr. Adams obtained his Bachelor of Arts degree in economic and business administration from Point Loma Nazarene University in San Diego, California.

CORPORATE GOVERNANCE

Corporate Governance Principles and Board Matters

We are committed to having sound corporate governance principles, both at the holding company level and at Pacific Coast National Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a Code of Business Conduct and Ethics, which, together with the policies referred to therein, is applicable to all of our directors, officers and employees and complies with Item 406 of Regulation S-K of the Securities and Exchange Commission. The Code of Business Conduct and Ethics covers all areas of professional conduct, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and directors to promptly report any violations of any of our policies. Copies of our Code of Business Conduct and Ethics may be obtained by any person, without charge, upon written request to Pacific Coast National Bancorp, Attn: Corporate Secretary, 905 Calle Amanecer, Suite 100, San Clemente, California 92673.

Board independence

Our Board of Directors has determined that each of our current directors, except Messrs. Forkner and Hahn, is independent under the applicable NASDAQ rules. Mr. Forkner recently retired as our and the Bank’s Chief Executive Officer. Mr. Hahn currently serves as our and the Bank’s President and Chief Executive Officer, and served as the Chief Operating Officer of the Bank prior to his becoming Chief Executive Officer upon Mr. Forkner’s retirement.

Director qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of our needs and the needs of the board of directors.

Shareholder communications with our board of directors

Our board of directors has established a process for shareholders to communicate with the board of directors or with individual directors. Shareholders who wish to communicate with our board of directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 905 Calle Amanecer, Suite 100, San Clemente, California 92673. Any such communication must contain:

•	a representation that the shareholder is a record or beneficial owner of our capital stock; and

•	the number of shares of our capital stock that is beneficially owned by such shareholder.

The Corporate Secretary will forward such communications to our board of directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or otherwise inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Board structure and committee composition

As of the date of this proxy statement, our board of directors is composed of twelve persons. We also have an Audit Committee, Compensation Committee and Nomination and Governance Committee. The membership during the last fiscal year and the function of each of the committees are described below.

Board of directors’ meetings for Pacific Coast National Bancorp are held at least quarterly. During the fiscal year 2007, our board held twelve (12) meetings.  Each director attended at least 75% of the total of all Board and applicable committee meetings held while he was a director.  Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders’ meetings.  All twelve current directors attended the last annual meeting of our shareholders.

Committees of Pacific Coast National Bancorp

Audit Committee

Our board of directors has established an Audit Committee to assist the board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;

•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

•	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•	reviewing other risks that may have a significant impact on our financial statements;

•	preparing the Audit Committee report for inclusion in the annual proxy statement; and

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our board of directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are Dennis Lindeman, Thomas Applegate and David Johnson (Chairman). The Audit Committee meets regularly and held ten (10) meetings during fiscal year 2007.  Our board of directors has determined that each member of the Audit Committee satisfies the independence requirements of the Securities and Exchange Commission and NASDAQ. Our Board has also determined that Mr. Johnson qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission and has the requisite accounting or related financial expertise required by applicable NASDAQ rules.

A copy of our Audit Committee Charter was attached as Exhibit 1 to our definitive proxy materials for our 2007 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 30, 2007.

Compensation Committee

The Compensation Committee recommends to the board of directors the salaries of executive personnel, compensation paid to directors and the policies, terms and conditions of employment of all employees of Pacific Coast National Bancorp and Pacific Coast National Bank.  The members of the Compensation Committee are Denis Morgan (Chairman), David Johnson, Dennis C. Lindeman and Michael Cummings. The Compensation Committee held six (6) meetings during the fiscal year 2007.

A copy of our Compensation Committee Charter was attached as Exhibit 2 to our definitive proxy materials for our 2007 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 30, 2007.

Nomination and Governance Committee

The Nomination and Governance Committee reviews all board-recommended and shareholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full board of directors as to which persons should be our board’s nominees. The members of the Committee are Dennis C. Lindeman (Chairman), Colin M. Forkner, Michael S. Hahn, Denis Morgan, Michael Cummings, and David Johnson. The Committee met eight (8) times during 2007.  The duties and responsibilities of the Committee include:

•	identifying and recommending to our board of directors individuals qualified to become members of our board and to fill vacant board positions;

•	recommending to our board of directors the director nominees for the next annual meeting of shareholders;

•	recommending committee assignments to our board of directors;

•	reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers; and

•	monitoring the continuing education program for our directors.

A copy of our Nomination and Governance Committee Charter was attached as Exhibit 3 to our definitive proxy materials for our 2007 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 30, 2007.

Our board of directors believes that it is necessary that the majority of our board of directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nomination and Governance Committee considers these requirements when recommending board nominees. The Committee utilizes a variety of methods for identifying and evaluating nominees for director. It will regularly assess the appropriate size of the board, and whether any vacancies on the board are expected due to retirement or other circumstances. When considering potential director candidates, the Committee also considers the candidate’s character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of Pacific Coast National Bank and the existing directors.

Our board of directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nomination and Governance Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

No candidate for election to our board of directors has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the Audit Committee assists our board of directors in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.

Our board of directors has determined that the members of the Audit Committee satisfy the independence requirements of the Securities and Exchange Commission and NASDAQ.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2007, the Audit Committee had ten (10) meetings. The Audit Committee’s regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent auditors for 2007, McGladrey & Pullen, LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2007 with management, the internal auditors, and our independent auditors. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to McGladrey & Pullen, LLP, for audit and non-audit services. The Audit Committee concluded that the provision of services by McGladrey & Pullen, LLP is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors
David Johnson (Chairman)
Dennis Lindeman
Thomas Applegate

EXECUTIVE COMPENSATION

Compensation Philosophy

The duty of the Compensation Committee of the Company’s board of directors is to evaluate and make recommendations to the board of directors regarding the administration of the executive compensation program for Pacific Coast National Bancorp and Pacific Coast National Bank. The Compensation Committee is responsible for recommending appropriate compensation goals for the executive officers of Pacific Coast National Bancorp, evaluating the performance of such executive officers in meeting such goals and making recommendations to the board with regard to executive compensation. Pacific Coast National Bancorp’s compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operation, financial and strategic objectives, and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Pacific Coast National Bancorp’s executive officers, taking into account factors that it considers relevant, such as business conditions within and outside the industry, Pacific Coast National Bancorp’s financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Pacific Coast National Bancorp’s compensation programs for executive officers are described below.

Compensation Structure

The base compensation for the executive officers of Pacific Coast National Bancorp named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing Pacific Coast National Bancorp’s executive compensation program are:

•	to compensate the executive officers of Pacific Coast National Bancorp fairly for their contributions to Pacific Coast National Bancorp’s short, medium and long-term performance; and

•
to allow Pacific Coast National Bancorp to attract, motivate and retain the management personnel necessary to Pacific Coast National Bancorp’s success by providing an executive compensation program comparable to that offered by companies with which Pacific Coast National Bancorp competes for management personnel.

Upon the opening of the Bank, the Company entered into employment agreements with Mr. Forkner, Mr. Hahn and Ms. Stalk. The Company entered into an employment agreement with Mr. Cruse in June of 2007, contingent upon his approval as Chief Credit Officer by the Office of the Comptroller of the Currency, which was received on August 10, 2007. Each employment agreement provides for a set base salary during the first year of the agreement, which may be increased upon review by the Board at the end of each year. The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to Pacific Coast National Bancorp. Base salary level for executive officers of selected banks and bank holding companies of similar size are also taken into consideration in setting an appropriate base salary for the named executive officers. The base level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of Pacific Coast National Bancorp to ensure that overall compensation is consistent with Pacific Coast National Bancorp’s objectives and remains competitive within the area of Pacific Coast National Bancorp’s operations. In setting the goals and measuring an executive’s performance against those goals, Pacific Coast National Bancorp considers the performance of its competitors and general economic and market conditions. None of the factors included in Pacific Coast National Bancorp’s strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt Pacific Coast National Bancorp’s operations to specific business challenges and to reflect changing economic and marketplace conditions.

Annual Compensation

The annual compensation of the executive officers of Pacific Coast National Bank consists of a base salary and an auto allowance or the use of a company-owned auto. In the future, annual performance bonuses may be paid; however, as is typically the case with de novo or “start-up” banks, they are prohibited under an agreement with our primary banking regulators until such time as the Bank is profitable.

Stock Incentive Plan

The board of directors and shareholders have approved the Pacific Coast National Bancorp 2005 Stock Incentive Plan. Stock options are currently the primary source of long-term incentive compensation for the executive officers and directors of Pacific Coast National Bancorp and Pacific Coast National Bank. Each of the employees, executive officers, members of senior management and directors of Pacific Coast National Bancorp and Pacific Coast National Bank is eligible to participate in the 2005 Stock Incentive Plan. Pursuant to their respective employment agreements, we issued to Colin M. Forkner, Michael S. Hahn, Stanley M. Cruse and Terry A. Stalk options to purchase 91,200, 91,200, 12,500 and 57,000 stock options, respectively. In 2006, the Compensation Committee made a discretionary award to each of Mr. Forkner, Mr. Hahn and Ms. Stalk of 4,416 stock options based on the successful completion of the first year of operations at the Bank. In 2007, the Compensation Committee made a discretionary award to Mr. Forkner and Mr. Hahn each of 4,926 stock options, and to Ms. Stalk of 14,926 stock options, based on the successful completion of the second year of operations at the Bank.

Employment Agreements

Mr. Hahn

We have entered into a new employment agreement with Michael S. Hahn regarding his employment as President and Chief Executive Officer of Pacific Coast National Bancorp and Pacific Coast National Bank, which superseded his prior employment agreement regarding his employment as President and Chief Operating Officer of Pacific Coast National Bancorp and Pacific Coast National Bank. The term of the new agreement is for five (5) years ending on May 15, 2013 and will automatically renew for successive one year terms following the end of the initial five year term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of the prior agreement, Mr. Hahn initially received a minimum base salary of $135,000 per year. Following the first year of the prior agreement, the annual base salary was reviewed by the board of directors and increased to $141,750. Following the second year of the agreement, the annual base salary was reviewed by the board of directors and increased to $160,000.  The new employment agreement increased Mr. Hahn’s minimum annual base salary to $190,000 and entitles him to an annual incentive bonus opportunity of up to 15% of annual base salary.  Mr. Hahn is eligible to participate in any benefit programs applicable to executive officers of Pacific Coast National Bancorp and Pacific Coast National Bank, receives life and long-term disability benefits, membership at a club deemed beneficial to Pacific Coast National Bank’s presence in the local community and an automobile allowance or use of a company-leased vehicle.

As under the prior employment agreement, the new employment agreement provides that if Mr. Hahn’s employment is terminated by Pacific Coast National Bancorp and Pacific Coast National Bank without cause, he will be entitled to a lump sum severance payment equal to his then-current annual base salary.  The new employment agreement increases the lump sum payment Mr. Hahn would receive in the event of a change in control from 199% of his base amount (as defined in Section 280G of the Internal Revenue Code) to 299% of his base amount.

Mr. Hahn’s prior employment agreement provided for the issuance of options to purchase 91,200 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant. 30,000 of the options are being treated as incentive stock options, and 61,200 are being treated as non-statutory stock options, all of which vest ratably over a period of three years beginning on the date of grant.

In reviewing the 2007 compensation of Mr. Hahn, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Hahn’s total compensation is reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

Mr. Forkner

We were party to an employment agreement with Colin M. Forkner regarding his employment as Chief Executive Officer of Pacific Coast National Bank. This agreement expired upon Mr. Forkner’s retirement as Chief Executive Officer in May 2008. Under the terms of the agreement, Mr. Forkner initially received an annual base salary of $160,000 per year. Following the first year of the agreement, the annual base salary was reviewed by the board of directors and increased to $170,000.  Following the second year of the agreement, the annual base salary was reviewed by the board of directors and increased to $180,000. Mr. Forkner was eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank and also received additional life insurance plus other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance.

Mr. Forkner’s employment agreement also provided for the issuance of options to purchase 91,200 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant. 30,000 of the options are being treated as incentive stock options, and 61,200 are being treated as non-statutory stock options, all of which vest ratably over a period of three years beginning on the date of grant.  In addition, Mr. Forkner’s employment agreement provided that if his employment were terminated by Pacific Coast National Bank without cause, he would have been entitled to a lump sum severance payment equal to his then-current annual base salary.  The employment agreement also provided that in the event of a change in control, he would have received a lump sum payment equal to 199% of his base amount (as defined in Section 280G of the Internal Revenue Code).

 In reviewing the 2007 compensation of Mr. Forkner, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Forkner’s total compensation is reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

Ms. Stalk

We have entered into an employment agreement with Terry A. Stalk regarding her employment as Chief Financial Officer of Pacific Coast National Bank. The initial term of the agreement will end on December 31, 2009, and will automatically renew for successive one year terms following the end of the initial term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of the agreement, Ms. Stalk initially received an annual base salary of $125,000. Following the first year of the agreement, the annual base salary was reviewed by the board of directors and increased to $131,250. Following the second year of the agreement, the annual base salary was reviewed by the board of directors and increased to $150,000.  Following the third year of the agreement, the annual base salary was reviewed by the board of directors and increased to $165,000, effective June 1, 2008.  Ms. Stalk is eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank plus other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance.

Ms. Stalk’s employment agreement also provided for the issuance of options to purchase 57,000 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant. Thirty thousand of the options are being treated as incentive stock options, and 27,000 are being treated as non-statutory stock options, all of which vest ratably over a period of three years beginning on the date of grant.  In addition, Ms. Stalk’s employment agreement provides that if her employment is terminated by Pacific Coast National Bank without cause, she will be entitled to a lump sum severance payment equal to her then-current annual base salary.  The employment agreement also provides that in the event of a change in control, she will receive a lump sum payment equal to 199% of her base amount (as defined in Section 280G of the Internal Revenue Code).

In reviewing the 2007 compensation of Ms. Stalk, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Ms. Stalk’s total compensation is reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

Mr. Cruse

In June of 2007 we entered into an employment agreement with Stanley M. Cruse regarding his employment as Executive Vice President and Chief Credit Officer of Pacific Coast National Bank.  The term of the agreement is for three (3) years ending on May 31, 2010 and will automatically renew for successive one year terms following the end of the initial three year term unless either party provides notice that it will not seek to renew the agreement.

During the first year of the agreement, Mr. Cruse received an annual base salary of $140,000.  In May 2008, the annual base salary was reviewed by the board of directors and increased to $154,000, effective June 1, 2008.  Mr. Cruse is eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank and also receives customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance.

Mr. Cruse’s employment agreement also provided for the issuance of options to purchase 12,500 shares of common stock at an exercise price of $8.75 per share, exercisable within 10 years from the date of grant. All of the options are being treated as incentive stock options, which vest ratably over a period of three years beginning on the date of grant.  In addition, Mr. Cruse’s employment agreement provides that if his employment is terminated by Pacific Coast National Bank without cause, he will be entitled to a lump sum severance payment equal to his then-current annual base salary.  The employment agreement also provides that in the event of a change in control, he will receive a lump sum payment equal to 199% of his base amount (as defined in Section 280G of the Internal Revenue Code).

In reviewing the 2007 compensation of Mr. Cruse, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believed that Mr. Cruse’s total compensation was reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

Executive Compensation Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of the three other most highly compensated officers. Section 162(m) specifically exempts certain performance-based compensation from the deduction limit. The board of directors and Compensation Committee generally intends to limit non-performance based compensation and grant awards under the 2005 Stock Incentive Plan, consistent with terms of Section 162(m) so that the awards will not be subject to the $1,000,000 deductibility limit.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth for each of our named executive officers for the years ended December 31, 2007 and 2006: (i) the dollar value of base salary and bonus earned; (ii) for options granted to each named executive officer, the dollar amount recognized by the Company for such options in accordance with Statement of Financial Accounting Standards No. 123(R) (“SFAS 123(R)”); (iii) the dollar value of earnings for services pursuant to awards granted under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings; (v) all other compensation; and, finally, (vi) the dollar value of total compensation.

Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Colin M. Forkner Former Chief Executive Officer(1)	2007 2006	175,769 165,769	- -	- -	206,301 384,394	- -	- -	32,954 27,011	(4)	415,025 577,174

Terry A. Stalk Chief Financial Officer	2007 2006	142,067 128,606	- -	- -	146,879 243,404	- -	- -	38,900 29,668	(5)	327,847 401,678

Michael S. Hahn President and Chief Executive Officer(1)	2007 2006	152,279 138,894	- -	- -	198,767 384,394	- -	- -	24,484 11,068	(6)	375,530 534,356

Stanley M. Cruse Executive Vice President Chief Credit Officer(2)	2007 2006	78,616 N/A	- N/A	- N/A	9,669 N/A	- N/A	- N/A	15,606 N/A	(7)	103,891 N/A
______________________
(1)	Effective May 16, 2008, Mr. Forkner retired as our Chief Executive Officer and Mr. Hahn, who was serving as our President and Chief Operating Officer, became our President and Chief Executive Officer.
(2)	Mr. Cruse was hired as Executive Vice President and Chief Credit Officer effective June 1, 2007.
(3)
Reflects the dollar amounts recognized for financial statement reporting purposes for the years ended December 31, 2007 and 2006 in accordance with SFAS No. 123(R), of stock options awarded to the named executive officers.  The assumptions used in the calculation of these amounts are included in Note H of the Notes to Consolidated Financial Statements contained in Item 7 of our Annual Report on Form 10-KSB for the year ended December 31, 2007.

(4)	Includes an auto allowance of $750 per month, gasoline, auto insurance, and toll road charges reimbursements, and annual life insurance premiums.
(5)
Includes an auto allowance of $500 per month, gasoline, auto insurance, and toll road charges reimbursements, annual life insurance premiums, and the cost of lodging several nights per week because Mrs. Stalk lives out of the area.

(6)	Includes use of a company-owned car, auto maintenance, gasoline, auto insurance, and toll road charges reimbursements, and annual life insurance premiums.
(7)	Includes an auto allowance of $500 per month, gasoline, auto insurance, and toll road charges reimbursements, annual life insurance premiums from June 1, 2007 through December 31, 2007.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option awards held by the named executive officers at December 31, 2007, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. There were no stock awards outstanding as of December 31, 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price ($)	Option Expiration Date

Colin M. Forkner	60,800	30,400	-	$10.00	5/14/2015
	2,208	2,208	-	$13.25	5/14/2016
	-	4,926	-	$10.50	5/13/2017

Terry A. Stalk	38,000	19,000	-	$10.00	5/14/2015
	1,472	2,944	-	$13.25	5/14/2017
	- -	14,926	-	$10.50	5/13/2017

Michael S. Hahn	60,800	30,400	-	$10.00	5/14/2015
	1,472	2,944	-	$13.25	5/14/2016
	-	4,926	-	$10.50	5/13/2017

Stanley M. Cruse	-	12,500	-	$8.75	8/10/2017

Health and Insurance Benefits

Our full-time officers and employees are provided hospitalization and major medical insurance. We pay a substantial part of the premiums for these coverages. All insurance coverage under these plans is provided under group plans on generally the same basis to all full-time employees. In addition, we maintain term life insurance, which provides benefits to all employees who have completed one month of full-time employment with us.

DIRECTOR COMPENSATION

Meetings of our board of directors are held regularly each month. We do not currently make cash payments to directors for any service provided as a director. Under the 2005 Stock Incentive Plan, directors may be compensated for their service to the Company with non-statutory stock options. We intend to begin compensating our directors with cash payments for their service once Pacific Coast National Bancorp and Pacific Coast National Bank become profitable.  The table below sets for the compensation for 2007 for our outside directors during 2007.  Inside directors (Messrs. Forkner and Hahn) are not compensated for their service as directors.  For information regarding the compensation paid to the inside directors, see “Executive Compensation Tables-Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)

Thomas J. Applegate	-	-	8,914	-	-	-	8,914
Michael V. Cummings (2)	-	-	7,605	-	-	78,406	86,011
David E. Davies	-	-	7,605	-	-	-	7,605
Fred A. deBoom	-	-	6,339	-	-	-	6,339
David Johnson	-	-	7,605	-	-	-	7,605
Dennis C. Lindeman	-	-	8,239	-	-	-	8,239
Denis H. Morgan	-	-	7,605	-	-	-	7,605
James W. Shute (3)	-	-	6,339	-	-	-	6,339
John Vuona	-	-	5,964	-	-	-	5,964
_______________________

(1)
Reflects the dollar amounts recognized for financial statement reporting purposes for the year ended December 31, 2007 in accordance with SFAS No. 123(R), of stock options awarded to the outside directors. The assumptions used in the calculation of these amounts are included in Note H of the Notes to Consolidated Financial Statements contained in Item 7 of our Annual Report on Form 10-KSB for the year ended December 31, 2007.  As of December 31, 2007, total shares underlying stock options held by the outside directors were as follows: Mr. Applegate - 3,611 shares; Mr. Cummings - 2,666 shares; Mr. Davies - 2,666 shares; Mr. deBoom - 2,222 shares; Mr. Johnson - 2,666 shares; Mr. Lindeman - 2,888 shares; Mr. Morgan - 2,666 shares; Mr. Vuona - 2,222 shares.

(2)
Mr. Cummings provided consulting services to the Bank in regards to specific credit matters during the first and second quarters of 2007. These services included an analysis of the credit process, the Bank's credit reporting, and marketing structure. He assisted management in the search for and transition of the Chief Credit Officer's position. During this stage he relinquished his position as chairman of the Directors' Credit Committee to the Vice Chairman to avoid any conflicts of interest.

(3)	Mr. Shute resigned as a director on November 28, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Under Section 402 of the Sarbanes-Oxley Act of 2002, it is unlawful for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are (i) made available by the issuer in the ordinary course of the issuer’s consumer credit business; (ii) of a type generally made available by such issuer to the public; and (iii) made by the issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

Section 402 also does not apply to loans by an insured depository institution, such as Pacific Coast National Bank, if the loan is subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O. We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

Certain of our officers, directors and principal shareholders and their affiliates have had transactions with Pacific Coast National Bank, including borrowings and investments in certificates of deposit. Except as noted below, our management believes that all such loans and investments have been and will continue to be made in the ordinary course of business of Pacific Coast National Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features.

James W. Shute, Jr., who resigned as a director of the Company and the Bank on November 28, 2007, is a co-borrower, along with a limited liability company of which he is the managing member, on a loan from the Bank which is currently in default.  This loan was placed on non-accrual status.  The principal balance outstanding on this loan was approximately $1.5 million from January 1, 2007 until March 31, 2008, when $475 thousand, representing the bulk-sale value of the underlying collateral, was charged off against the allowance for loan losses.  On July 23, 2008, the Bank received a payment of $1.2 million, which paid off the remaining principal of the loan and recovered $174 thousand of the loss.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Shareholders”), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and 10% Shareholders of the Company are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except for the failure by Officer David L. Adams to timely file a Form 3 upon becoming an officer and to timely file a Form 4 to report a single transaction, the failure by Officer Stanley M. Cruse to timely file a Form 4 to report a single transaction, the failure by Director Thomas J. Applegate to timely file a Form 4 to report two transactions and the failure by former Director James W. Shute, Jr. to timely file a Form 4 to report two transactions.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

The Audit Committee has selected McGladrey & Pullen, LLP as our independent accountants for the fiscal year ended December 31, 2008 and has further directed that management submit the selection of independent accountants for ratification by our shareholders at the annual meeting.  Shareholder ratification of the selection of McGladrey & Pullen, LLP as our independent accountants is not required by our bylaws or otherwise. However, we are submitting the selection of McGladrey & Pullen, LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain McGladrey & Pullen, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that a change would be in the best interests of our company and shareholders.

Effective April 16, 2007, the Audit Committee dismissed Vavrinek, Trine, Day & Co., LLP, the Company’s previous independent registered public accounting firm, and engaged McGladrey & Pullen, LLP to act as the new principal independent registered public accounting firm for the Company and its subsidiaries. The reports of Vavrinek, Trine, Day & Co., LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Vavrinek, Trine, Day & Co., LLP’s audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2006 contained a paragraph that stated that the Company adopted new accounting guidance which impacted the Company’s accounting for stock options. In connection with the audits for the fiscal years ended December 31, 2006 and 2005 and through the date hereof, there were no disagreements with Vavrinek, Trine, Day

& Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Vavrinek, Trine, Day & Co., LLP, would have caused Vavrinek, Trine, Day & Co., LLP to make reference to the subject matter of the disagreements in connection with its reports. Furthermore, there were no “reportable events” as that term is defined in paragraph (a)(iv)(B) of Item 304 of Regulation S-K with respect to the Company.

Vote required

The affirmative vote of a majority of the issued and outstanding shares of our common stock present, in person or by proxy, and voting at the annual meeting is required to approve this proposal. Abstentions and broker non-votes will each be counted as present for determining the presence of a quorum but will not be counted as a vote “FOR” or “AGAINST” the proposal.

Your board of directors unanimously recommends a vote “FOR” the ratification of the selection of McGladrey & Pullen, LLP as our independent accountants for 2008. If you return a signed proxy sheet without indicating your vote with respect to this proposal, your shares will be voted “FOR” the proposal.

Principal auditor fees and services

The following table shows the fees paid by us for the audit and other services provided by  McGladrey & Pullen for 2007 and Vavrinek, Trine & Day, LLP for 2006.

	2007	2006

Audit Fees	$170,200	$29,000
Audit-related Fees	8,300
Tax Fees	-	4,000
All Other Fees	11,634	-
	$190,134	$33,000

As defined by the Securities and Exchange Commission, (i) “Audit Fees” are fees for professional services rendered by the Company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the Company’s Form 10-QSB and Form 10-KSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the Company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees” primarily, discussions with management relating to internal control assessment.

Under applicable Securities and Exchange Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the Commission’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Shareholder Proposals

In order to be eligible for inclusion in our proxy materials for our next annual meeting of shareholders, any shareholder proposal for that meeting must be received by our Corporate Secretary at our principal executive office, located at 905 Calle Amanecer, Suite 100, San Clemente, California 92673 by April 10, 2009.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act.

In addition to the deadline and other requirements referred to above for submitting a shareholder proposal to be included in our proxy materials for our next annual meeting of shareholders, our bylaws require a separate notification to be made in order for a shareholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in our proxy materials for the meeting.  In order to be eligible for presentation at the next annual meeting of shareholders, written notice of a shareholder proposal must be received by our Corporate Secretary:

•	not less than 60 days nor more than 270 days prior to the 2008 annual meeting; or

•
in the event that less than 30 days’ notice or prior disclosure of the date of the meeting is given to our shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such disclosure was made.

•	The notice must contain the following information, as specified in Article II, Section 7 of our bylaws:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address of the shareholder making the proposal as it appears on our record books;

•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the proposal; and

•	any material interest of such shareholder in such business.

Director Nominations by Shareholders

A shareholder seeking to nominate one or more persons for election as a director at an annual meeting of shareholders must provide written notice of any such nomination to our Corporate Secretary such that the notice is received by the Corporate Secretary:

•	not less than 60 days nor more than 270 days prior to the 2008 annual meeting; or

•
in the event that less than 30 days’ notice or prior disclosure of the date of the meeting is given to our shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such disclosure was made.

The notice must contain the following information, as specified in Article II, Section 6 of our bylaws:

•	the name and address of the shareholder making the nomination and the persons intended to be nominated;

•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the nomination;

•
a representation that the shareholder is a holder of record of shares of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•
a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•
such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the board of directors; and

•	the consent of each nominee to serve as a director, if so elected.

ADDITIONAL INFORMATION

A copy of our 2007 Annual Report on Form 10-KSB is being mailed with this proxy statement to each shareholder of record. Shareholders not receiving a copy of the annual report may obtain one without charge. Requests and inquiries should be addressed to: Pacific Coast National Bancorp, 905 Calle Amanecer, Suite 100, San Clemente, California 92673, Attn: Corporate Secretary, (949) 361-4300.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no matters that are to be acted upon at the annual meeting other than as described in this proxy statement. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

Except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

By Order of the Board of Directors,

Michael S. Hahn President and Chief Executive Officer

San Clemente, California
August 8, 2008

PACIFIC COAST NATIONAL BANCORP

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Pacific Coast National Bancorp, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on September 8, 2008.

Vote Your Proxy on the Internet:		***Vote Your Proxy by Phone:***		***Vote Your Proxy by mail:***
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	**Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED BY PACIFIC COAST NATIONAL BANCORP'S BOARD OF DIRECTORS AND THE MATTERS SET FORTH HEREIN WERE PROPOSED BY PACIFIC COAST NATIONAL BANCORP.

Please mark your votes like this **X**

1. ELECTION OF 11 DIRECTORS:

NOMINEES' NAME HERE

01. Thomas Applegate 02. Michael Cummings
03. Fred deBoom 04. Colin Forkner
05. Michael Hahn 06. David Johnson
07. Dennis Lindeman 08. James Morrison
09. Denis Morgan 10. Charles Owen
11. John Vuona

FOR all Nominees listed to the left (except as marked to the contrary) ☐

WITHHOLD AUTHORITY to vote for all Nominees listed ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF MCGLADREY & PULLEN, LLP	☐	☐	☐

3. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxy) are authorized to vote upon any other matter that is properly brought before the meeting and any continuation(s), postponement(s) or adjournment(s) thereof. The undersigned acknowledges receipt from Pacific Coast National Bancorp, prior to executing this proxy, of Notice of the Annual Meeting, a proxy statement, and Pacific Coast National Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2007.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ELEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION ***(THIS BOXED AREA DOES NOT PRINT)***

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:________________ DATE:_______ TIME:______

Registered Quantity ____ Broker Quantity__________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO SUNGUARD
WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ________________ **Signature** ________________ **Date** ________, **2008.**

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

PACIFIC COAST NATIONAL BANCORP

905 CALLE AMANECER, SUITE 100, SAN CLEMENTE, CALIFORNIA 92673

ANNUAL MEETING OF STOCKHOLDERS
September 9, 2008

This proxy is solicited on behalf of the Board of Directors of Pacific Coast National Bancorp.

The undersigned hereby appoints Terry A. Stalk and David L. Adams, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Pacific Coast National Bancorp held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on August 1, 2008, at the Annual Meeting of Shareholders of Pacific Coast National Bancorp to be held on September 9, 2008, and any continuation(s), postponement(s) or adjournment(s) thereof.

By execution, this proxy confers discretionary authority to vote on matters incident to the conduct of the meeting and to elect any person as director if a nominee named on the reverse side is unable to serve. If any other matter should properly come before the meeting, then the persons named as proxies will also have discretionary authority to vote this proxy with respect thereto in accordance with their judgment.

THE BOARD OF DIRECTORS OF PACIFIC COAST NATIONAL BANCORP UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINATED SLATE OF DIRECTORS, AND FOR THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2008.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominated slate of directors, and FOR the ratification of McGladrey & Pullen, LLP, as the company's independent accountants for 2008.

(Continued and to be dated and signed on reverse side)